Exhibit 99

                             JOINT FILER INFORMATION





Name: GSCP (NJ), L.P.

Address: 500 Campus Drive
         Suite 220
         Florham Park, NJ 07932

Designated Filer: GSCP Recovery, Inc.

Date of Event Requiring Statement: October 24, 2006

Issuer and Ticker Symbol: Regal Entertainment Group (RGC)


                                      GSCP (NJ), L.P.

                                      By GSCP (NJ), Inc., its general partner

                                      By:    /s/ MICHAEL R. CAPUTO
                                             -----------------------------
                                      Name:  Michael R. Caputo
                                      Title: Attorney-in-fact



                             JOINT FILER INFORMATION





Name: Greenwich Street Capital Partners, II, L.P.

Address: 500 Campus Drive
         Suite 220
         Florham Park, NJ 07932

Designated Filer: GSCP Recovery, Inc.

Date of Event Requiring Statement: October 24, 2006

Issuer and Ticker Symbol: Regal Entertainment Group (RGC)


                                     GREENWICH STREET CAPITAL
                                     PARTNERS II, L.P.

                                     By Greenwich Street Investments II,
                                     L.L.C., its general partner

                                     By:    /s/ MICHAEL R. CAPUTO
                                            -----------------------------
                                     Name:  Michael R. Caputo
                                     Title: Attorney-in-fact


                                   JOINT FILER INFORMATION





Name: Greenwich Street Employee Fund, L.P.

Address: 500 Campus Drive
         Suite 220
         Florham Park, NJ 07932

Designated Filer: GSCP Recovery, Inc.

Date of Event Requiring Statement: October 24, 2006

Issuer and Ticker Symbol: Regal Entertainment Group (RGC)


                                         GREENWICH STREET
                                         EMPLOYEES FUND, L.P.

                                         By GSCP (NJ), Inc., its general partner

                                         By:    /s/ MICHAEL R. CAPUTO
                                                -------------------------------
                                         Name:  Michael R. Caputo
                                         Title: Attorney-in-fact




                             JOINT FILER INFORMATION





Name: Greenwich Fund, L.P.

Address: 500 Campus Drive
         Suite 220
         Florham Park, NJ 07932

Designated Filer: GSCP Recovery, Inc.

Date of Event Requiring Statement: October 24, 2006

Issuer and Ticker Symbol: Regal Entertainment Group (RGC)


                                      GREENWICH FUND, L.P.

                                      By Greenwich Street Investments II,
                                      L.L.C., its general partner

                                      By:    /s/ MICHAEL R. CAPUTO
                                             -----------------------------
                                      Name:  Michael R. Caputo
                                      Title: Attorney-in-fact




                             JOINT FILER INFORMATION





Name: TRV Executive Fund, L.P.

Address: 500 Campus Drive
         Suite 220
         Florham Park, NJ 07932

Designated Filer: GSCP Recovery, Inc.

Date of Event Requiring Statement: October 24, 2006

Issuer and Ticker Symbol: Regal Entertainment Group (RGC)


                                     TRV EXECUTIVE FUND, L.P.

                                     By Greenwich Street Investments II, L.L.C., its general partner

                                     By:    /s/ MICHAEL R. CAPUTO
                                            ------------------------------
                                     Name:  Michael R. Caputo
                                     Title: Attorney-in-fact




                             JOINT FILER INFORMATION



Name: Greenwich Street Investments II, L.L.C.

Address: 500 Campus Drive
         Suite 220
         Florham Park, NJ 07932

Designated Filer: GSCP Recovery, Inc.

Date of Event Requiring Statement: October 24, 2006

Issuer and Ticker Symbol: Regal Entertainment Group (RGC)


                                       GREENWICH STREET
                                       INVESTMENTS II, L.L.C.

                                       By:    /s/ MICHAEL R. CAPUTO
                                              ---------------------------
                                       Name:  Michael R. Caputo
                                       Title: Attorney-in-fact




                             JOINT FILER INFORMATION





Name: GSCP Offshore Fund, L.P.

Address: 500 Campus Drive
         Suite 220
         Florham Park, NJ 07932

Designated Filer: GSCP Recovery, Inc.

Date of Event Requiring Statement: October 24, 2006

Issuer and Ticker Symbol: Regal Entertainment Group (RGC)


                                       GSCP OFFSHORE FUND, L.P.

                                       By Greenwich Street Investments II,
                                       L.L.C., its general partner

                                       By:    /s/ MICHAEL R. CAPUTO
                                              ---------------------------
                                       Name:  Michael R. Caputo
                                       Title: Attorney-in-fact